SCHEDULE 14C
                 Information Required in Information Statement

Reg. 240.14c-101.

                           SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act
                            of 1934 (Amendment No.)


 Check the appropriate box:

     x  Preliminary Information Statement
     _  Confidential, for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
       Definitive Information Statement

          ________Real Silk Investments, Incorporated _______________
                 (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

     x  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
     _  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         ________________________________________________________________

     2.  Aggregate number of securities to which transaction applies:

         ________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         ________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:

         ________________________________________________________________

     5.  Total fee paid:

         ______$125.00____________________________________________________

     _  Fee paid previously with preliminary materials.
     _ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:

        ________________________________________________________________

     2.  Form, Schedule or Registration Statement No.:

        ________________________________________________________________

     3.  Filing Party:

        ________________________________________________________________

     4.  Date Filed:

        ________________________________________________________________



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                 June 8, 1998


To The Stockholders of Real Silk Investments, Incorporated:


     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Real Silk Investments, Incorporated (the "Company") will be held on the 5th Floor of NBD Bank, N.A., One Indiana Square, Indianapolis, Indiana at 10:00 A.M., Eastern Standard Time, on Tuesday, June 30, 1998, for the following purposes:

            1. To elect four Directors nominated by the Board of Directors to fill vacancies created on the Board under circumstances specified in the Information Statement. The four Directors, if elected, will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

            2. To take action upon such other business as may properly come before this meeting or any adjournment thereof.


    Only Common Stockholders of record at the close of business May 15, 1998 are entitled to notice of and to vote at the Special Meeting of Shareholders.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            By order of the Board of Directors.



                                     ___________________________
                                     Lorretta A. Cox
                                     Secretary










                             INFORMATION STATEMENT






                      REAL SILK INVESTMENTS, INCORPORATED


Principal Executive Office of Real Silk Investments, Inc. (the "Company"):


                      Real Silk Investments, Incorporated
                      445 N. Pennsylvania St., Suite 500
                          Indianapolis, Indiana 46204


  WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                Voting Securities and Principal Holders Thereof


    There are issued and outstanding 164,683 shares of $5 Par Value Common Stock, the only class of voting securities of the Company.

    Stockholders of record at the close of business May 15, 1998, are entitled to notice of and to vote at the Special Meeting. This Information Statement is first being sent to the stockholders on or about June 8, 1998.

    The following table sets forth certain information with regard to persons known to the management of the Company to have beneficial ownership of more than 5% of Real Silk Investments, Incorporated, outstanding stock:


                 Name and Address              Amount and Nature      Percent
Title of         of Beneficial                 of Beneficial            of
Class            Owner                         Ownership              Class (1)

$5 Par Value     A Group Composed of:
Common             Daniel R. Efroymson,
                   Mary Ann Stein,
                   Moriah Fund, Inc.
                   445 N. Pennsylvania St.
                   Indianapolis, Indiana           130,581(2)           79.3

$5 Par Value     First Chicago NBD Corp.
Common             Chicago,  Illinois               60,086(3)           36.5

Note (1):  Some of the shares reported in foot notes 2 and 3 are held in accounts of which more than one reporting person has beneficial ownership. These shares are reported as beneficially owned by each such reporting person under the "shared" categories resulting in the total shares reported in those categories exceeding the actual number of shares involved.

Note (2):  Management is advised that Mor iah Fund, Inc. and Daniel R.
           Efroymson exercise sole dispositive and voting power with respect to 77,000 and 5,233 shares, respectively, and that Daniel R. Efroymson and Mary Ann Stein exercise shared voting and dispositive power with respect to 48,348 and 6,905 shares, respectively, according to a Schedule 13-G dated February 3, 1998.

Note (3):  Management is advised that First Chicago NBD Corp. exercises sole voting and dispositive power over 7,188 shares and shared voting and dispositive power with respect to 52,898 shares, according to a Schedule 13-G dated February 4, 1998.





    The following table sets forth certain information as of April 6, 1998, with respect to the beneficial ownership of the outstanding common stock of Real Silk Investments, Incorporated, by persons named therein who are directors who will continue in office as well as the four newly nominated directors, and by all Directors and Executive Officers as a group as reported by each person.

                                                                        Percent
Title of         Name of                   Amount and Nature               of
Class            Beneficial Owner          of Beneficial Ownership       Class
$5 Par Value
Common Stock     Daniel R. Efroymson           53,581 (4)                 32.5
                 Loralei M. Efroymson           5,068                      3.l
                 Herbert D. Falender            l,488                       .9
                 Mary Ann Stein                 6,905                      4.2
                 Norman C. Kleifgen, Jr.          -                         -
                 Terry W. Bowmaster               -                         -
                 Samuel L. Odle                   -                         -
                 Jeremy D. Efroymson            1,715                      1.0
                 Gideon J. Stein                1,440                       .9
                 Robert L. Beal, Nominee          -                         -
                 William A. Carter, Nominee       -                         -
                 Peter Z. Grossman, Ph.D., Nominee -                        -
                 Eli J. Segal, Nominee             -                        -
                 Directors and Executive Officers
                   as a Group (13 in number)    55,069                    33.4

Note (4): The 53,581 shares reported by Daniel R. Efroymson includes 5,068 shares reported by Loralei M. Efroymson, 6,905 shares reported by Mary Ann Stein, 1,715 shares reported by Jeremy D. Efroymson and 1,440 shares reported by Gideon J. Stein. Of the 53,581 shares reported, Daniel R. Efroymson has sole voting and investment power with respect to 5,233 shares and shared voting and investment power with respect to 48,348 shares.

                       Directors and Executive Officers

    The present Board of Directors determined it was in the best interest of the Company to broaden the experience and depth of the members of the Board. To accomplish that goal, the current Board has amended the By-Laws to create a Board of Directors consisting of twelve members, thereby creating four vacancies. The Board of Directors also selected the following four directors to fill the newly created vacancies, subject to shareholder approval in accordance with the By-Laws of the Company. Directors to be elected to fill the vacancies created by the Board are anticipated to serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The newly nominated directors are:

ROBERT L. BEAL, 56, Nominee
            Partner, The Beal Companies, LLP, a real estate developer and appraiser (1976 to present).

WILLIAM A. CARTER, 66, Nominee
            Retired, Partner of Ernst & Young; Self-employed business consultant.

PETER Z. GROSSMAN, Ph.D., 49, Nominee
            Clarence Efroymson Chair and Associate Professor of Economics, Butler University (1994 to present); Visiting Assistant Professor of Economics, Washington University, St. Louis, Missouri (1993 to
            1994).

ELI J. SEGAL, 55, Nominee
            President and Chief Executive Officer, The Welfare to Work Partnership (1997 to present); Director of Federal National Mortgage Association; Director of Citizens Financial Group; Director and Chief Executive Officer, Corporation for National Service (1993 to 1995); Assistant to the President of the United States (1993 to 1996); Chief Financial Officer of Presidential Transition (1992); Chief of Staff, Clinton for President (1992); President, B & P Publishing Co., (1991 to 1993); President, Bits & Pieces, Inc. (1984 to 1993).




    Directors continuing in office and whose term expires at the 1999 Annual Meeting of Shareholders:

DANIEL R. EFROYMSON*, 56, Director since 1983
            President and Treasurer of Company (1989 to present); First Vice President of Moriah Fund, Inc. (1993 to present); Vice President of Moriah Fund, Inc. (1986 to 1993); Secretary and Treasurer of Moriah Fund, Inc. (1985 to present); Managing Partner, SEE Investors; Director of Lincoln National Corporation; and Director of NBD Bank, N.A. Indiana and its predecessor, Indiana National Bank (1985 to 1998).

LORALEI M. EFROYMSON*, 56, Director since 1989
            Vice President of Company (1989 to present); Second Vice President of Moriah Fund, Inc. (1993 to present); Assistant Vice President of Moriah Fund, Inc. (1989 to 1993); Partner, SEE Investors.

HERBERT D. FALENDER*, 81,  Director since 1969
            Retired, President of Falender Iron & Metal Corporation.

NORMAN C. KLEIFGEN, JR., 61, Director since 1987
            First Vice President, NBD Bank, N.A. (1994 to present); First Vice President and Trust Officer of NBD Bank, N.A. (1994); Vice President and Trust Officer of NBD Bank, N.A. and its predecessor, Indiana National Bank (1982 to 1994).

TERRY W. BOWMASTER, 51, Director since 1993
            Independent investor (1997 to present); Managing Associate, Oxford Financial Advisors Corporation (1997); Senior Vice President for Finance and Administration, Butler University (1992 to 1997).

MARY ANN STEIN*, 54, Director since 1994
            President of Moriah Fund, Inc. (1989 to present); Partner, SEE Investors.

SAMUEL L. ODLE, 48,  Director since 1995
            Chief Operating Officer - Clinical Services - Clarian Health Partners, Inc. (1997 to present); Senior Vice President/Chief Operating Officer - Methodist/IU/Riley Hospitals (l996 to 1997); Chief Operating Officer - Clinical Services, Methodist Hospital of Indiana, Inc. (1994 to 1996); Senior Vice President, Hospital Operations, Methodist Hospital of Indiana, Inc. (1986 to 1994).

GIDEON J. STEIN*, 26, Director since 1998
            Partner, Monkey Rock Interactive, LLC (1997 to present); Executive Vice President, Movie Magazine, LLC (1997 to present); Partner, I.F. Holdings, LLC (1997 to present); Chief Executive Officer and Partner, Axxis Magazine, Inc. (1994 to 1997).

The following are Executive Officers of the Company:

DANIEL R. EFROYMSON*, President, Treasurer, and Director

LORALEI M. EFROYMSON*, Vice President and Director

JEREMY D. EFROYMSON*, 29, Vice President of Company (1997 to present);
         Attorney, Arthur and Efroymson, Attorneys at Law (1997 to present); President and Secretary, Blue Diamond Computers, Inc. (1997); Law Clerk, Ortiz and Associates (1996); Law Clerk, William A. Karnezis and Associates (1994 to 1995); Associate, Prudential Insurance (1995).


* Daniel R. Efroymson, Loralei M. Efroymson, Mary Ann Stein, Gideon J. Stein, and Jeremy D. Efroymson are "interested persons" because they are officers or family members of officers of, and Daniel R. Efroymson and Mary Ann Stein are also directors of, Moriah Fund, Inc., which holds more than 5% of the outstanding shares of the Company.

       Loralei M. Efroymson is the spouse of Daniel R. Efroymson. Mary Ann Stein is the sister of Daniel R. Efroymson. Herbert D. Falender is the uncle of Daniel R. Efroymson and Mary Ann Stein. Gideon J. Stein is the son of Mary Ann Stein, the nephew of Daniel R. Efroymson and Loralei M. Efroymson, and the cousin of Jeremy D. Efroymson. Jeremy
       D. Efroymson is the son of Daniel R. Efroymson and Loralei M. Efroymson, the nephew of Mary Ann Stein, and the cousin of Gideon J. Stein.


   The Board of Directors of the Company held three regularly scheduled meetings during 1997. The Board does not have a standing audit, nominating or compensation committee. All directors attended in excess of 75% of the total number of meetings of the Board of Directors of the Company held during the time he or she was a director, except Mary Ann Stein who attended two of the three meetings held. All directors who are not employees of the Company are paid an annual retainer of $1,000, payable in quarterly installments of $250, and an attendance fee of $300 for each Board of Directors meeting attended.


                            Executive Compensation


Name of Person        Aggregate    Pension or         Estimated
                    Compensation   Retirement      Annual Benefits    Total
                    from Company   Benefits             Upon       Compsensation
                        (5)        Accrued         Retirement (7)   From Company
                                  as Part of Fund
                                  Expenses (6)

Herbert D. Falender      $1,900        N/A                N/A            $1,900
Director

Norman C. Kleifgen, Jr.  $1,900        N/A                N/A            $1,900
Director

Terry W. Bowmaster       $1,900        N/A                N/A            $1,900
Director

Mary Ann Stein           $1,600        N/A                N/A            $1,600
Diretor

Samuel L. Odle           $1,900        N/A                N/A            $1,900
Director

Daniel R. Efroymson (8)     N/A                        See Note 7
President, Treasurer and Director

Loralei M. Efroymson (8)    N/A                        See Note 7
Vice President and Director

Jeremy D. Efroymson         N/A                        See Note 7
Vice President

All Directors and      $77,084        $3,250           See Note 7       $80,334
Officers  (8 persons)

Note (5):   No officer of the Company receives compensation in excess of
            $60,000 per year and officer compensation is therefore not separately disclosed.

Note (6):   Pursuant to the Company's Defined Contribution Retirement Plan,
            an aggregate total of $3,250 was paid to the Trustee of the Plan for the calendar year 1997, on behalf of all Executive Officers.
            That sum is not included in the Aggregate Compensation from Company column but is included in the Total Compensation From
            Company column for all Directors and Executive Officers.
            Directors who are not officers are not eligible for the Plan.

Note (7):   As a Defined Contribution Plan, estimated annual benefits are not readily calculable.

Note (8):   Director of Company who is also an officer and therefore does not receive compensation in capacity of a director.

                               Voting Procedures

    An affirmative vote of a majority of the shares present at the meeting is required for approval of matters presented. Each eligible share is entitled to one vote.

                         Submission of Stockholder Proposals

    Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office on or before December 31, 1998, to be considered for inclusion in the Company's Information Statement for that meeting.